Non-cash items	12 Months Ended
Aug. 31, 2025
Non-cash Items
Non-cash items

26.	Non-cash items

	For the year ended August 31,
	2025	2024
Depreciation	$3,847	$2,260
Change in fair value of derivative financial instruments
(Note 12)	(1,262)	(1,271)
Share-based compensation expense (Note 16)	2,461	2,026
Accretion of provision for reclamation (Notes 13 and 21)	141	108
Deferred income tax expense (Note 9)	6,165	5,218
Accretion of lease liabilities (Notes 11 and 21)	351	3
Deferred revenue (Note 10)	1,474	(548)
Accretion of deferred revenue (Notes 10 and 21)	281	474
Foreign exchange losses	69	275
VAT written-off (Notes 5 and 21)	115	581
Financing costs expensed (Note 21)	968	—
Total non-cash items	$14,610	$9,126

For the year ended August 31, 2025, a decrease in amounts payable and accrued liabilities of $1.2 million (2024 – increase of $1.2 million) was related to purchase of mineral property, plant and equipment.